UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 31, 2005

CHS Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-50150	41-0251095
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5500 Cenex Drive, Inver Grove Heights, Minnesota		55077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-355-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01. Other Events.

On May 31, 2005, CHS Inc. completed the sale of its Mexican Foods tortilla and chip businesses to Gruma Corporation. The sale consisted of three plants located in New Brighton, Minn., Fort Worth, Texas, and Phoenix, Ariz., with about 250 employees. Gruma Corporation, a subsidiary of Gruma SA de C.V. based at Monterrey, Mexico, markets its finished products under the Mission Foods and Guerrero brand names.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS Inc.

June 1, 2005	By:	/s/ John Schmitz

Name: John Schmitz
Title: Executive Vice President and Chief Financial Officer